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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 20, 2002


                       INCARA PHARMACEUTICALS CORPORATION
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                     --------------------------------------
                 (State or other jurisdiction of incorporation)



               0-27410                                  56-1924222
 ----------------------------------      --------------------------------------
      (Commission File Number)           (I.R.S. Employer Identification Number)



                                 P.O. Box 14287
                             79 T.W. Alexander Drive
                        4401 Research Commons, Suite 200
                        Research Triangle Park, NC 27709
                        --------------------------------
               (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code          919-558-8688
                                                     ---------------------------

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Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) Exhibits

Exhibit 10.84* Securities Purchase Agreement dated as of May 15, 2002, among Incara Pharmaceuticals Corporation, Aeolus Pharmaceuticals, Inc., Elan Pharma International Limited and Elan International Services, Ltd.

Exhibit 99.1      Unaudited pro forma balance sheets as of March 31, 2002

______________
*Incara Pharmaceuticals has requested confidential treatment with respect to portions of this exhibit. Such portions have been omitted from this exhibit and have been filed separately with the United States Securities and Exchange Commission.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INCARA PHARMACEUTICALS CORPORATION


Date: May 24, 2002            By:  /s/ Richard W. Reichow

                                  ----------------------------------------------
                                   Richard W. Reichow, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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